Exhibit 99.1

News Release	News Release

MAGNUM HUNTER RESOURCES

ANNOUNCES PRICING OF PUBLIC OFFERING OF

DEPOSITARY SHARES REPRESENTING

8% SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

FOR IMMEDIATE RELEASE — Houston, TX — (Market Wire) — December 5, 2012 — Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE MKT: MHR.PRC and MHR.PRD) (the “Company”) announced today that it has priced an underwritten public offering of depositary shares (“Depositary Shares”), each representing a 1/1,000th interest in a share of its 8% Series E Cumulative Convertible Preferred Stock (with a liquidation preference of $25,000 per share, which is equivalent to $25 per Depositary Share) (the “Series E Preferred Stock”).  The Company is offering 1,000,000 Depositary Shares at a public offering price of $23.50 per share.  In connection with the offering, UBS Investment Bank, MLV & Co. LLC and Wunderlich Securities, Inc. have acted as joint book running managers.

Net proceeds to the Company after underwriters’ commissions and before offering expenses are expected to be approximately $22.4 million, assuming the offering is fully subscribed.  The Company plans to use the net offering proceeds to repay indebtedness under its senior revolving credit facility.  Further, the expected listing of the Depositary Shares on the NYSE MKT will satisfy assurances made to the former stockholders of Viking International Resources Co., Inc. (“VIRCO”) who received approximately 2.8 million Depositary Shares as a portion of the purchase price when a subsidiary of the Company acquired all of the stock of VIRCO in November 2012.

The offering is being made on a “best efforts” basis pursuant to an effective shelf registration statement that the Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”).  A final prospectus supplement relating to the offering will be filed with the SEC.  Before you invest, you should read the prospectus in the registration statement and related prospectus supplement and other documents that the Company has filed with the SEC for more complete information about the Company and this offering.  You may obtain these documents for free by visiting the SEC’s website at http://www.sec.gov, or by written request to Magnum Hunter Resources Corporation, 777 Post Oak Blvd., Suite 650, Houston, Texas 77056, Attention: Investor Relations.  Alternatively, you may obtain these documents by contacting the underwriters as follows:

UBS Investment Bank
Attention: Prospectus Department
299 Park Avenue
New York, NY 10171
or by telephone at 888-827-7275

MLV & Co. LLC
1251 Avenue of the Americas
New York, NY 10020
Attention: Randy Billhardt
Email: rbillhardt@mlvco.com
or by telephone at  212-542-5882

Wunderlich Securities, Inc.

6000 Poplar Ave., Ste. 150

Memphis, TN 38119

or by telephone at 800-726-0557

The Company anticipates that the record date for the initial dividend payment on the Depositary Shares issued in this offering will be January 15, 2013 and that the initial dividend payment will be made to holders of record as of that date on January 31, 2013.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas based independent exploration and production company engaged in the acquisition, development and production of crude oil, natural gas and natural gas liquids, primarily in the states of West Virginia, Kentucky, Ohio, Texas and North Dakota and Saskatchewan, Canada. The Company is presently active in five of the most prolific unconventional shale resource plays in North America, namely the Marcellus Shale, Utica Shale, Eagle Ford Shale, Pearsall Shale and Williston Basin/Bakken Shale.

For more information, please view our website at www.magnumhunterresources.com.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to any pending acquisitions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and therefore our oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the Securities and Exchange Commission, which we refer to as the SEC.  Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business. See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Contact:

ir@magnumhunterresources.com

(832) 203-4539